UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, Mustang Bio, Inc. (the “Company”) appointed James Murphy as the Company’s Interim Chief Financial Officer. In his role as Interim Chief Financial Officer, Mr. Murphy will serve as the Company’s Principal Financial Officer and Principal Accounting Officer. Mr. Murphy provides consulting services to the Company pursuant to a consulting agreement (the “Danforth Consulting Agreement”) between the Company and Danforth Advisors, LLC (“Danforth”) and receives no compensation directly from the Company.

Mr. Murphy, age 67, has served as a consultant to several companies through Danforth, an advisory firm that provides operational and strategic support services to life science companies. During Mr. Murphy’s tenure at Danforth, he has served as interim Chief Financial Officer in both public and private life science companies since 2012. Prior to joining Danforth, Mr. Murphy served as the Chief Financial Officer at OxiGene, Inc., a publicly traded biotechnology company, from February 2004 to April 2012. Mr. Murphy began his career in this life science sector in 1990 when he joined Sepracor Inc., a publicly traded specialty pharmaceutical and device company. Mr. Murphy received his B.A. in economics and accounting from the College of the Holy Cross.

No family relationships exist between Mr. Murphy and any of the Company’s directors or executive officers. Other than the Danforth Consulting Agreement, there are no arrangements between Mr. Murphy and any other person pursuant to which Mr. Murphy was selected as the Company’s principal financial officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Murphy has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Consulting Agreement by and between Mustang Bio, Inc. and Danforth Advisors, LLC dated March 17, 2022 (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K (File No. 001-38191) filed with the SEC on April 22, 2022).

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mustang Bio, Inc.
(Registrant)
Date: January 25, 2024
	By:	/s/ Manuel Litchman, M.D.
Manuel Litchman, M.D.
President and Chief Executive Officer